  NUMBER                        [LOGO]                           SHARES

----------                                                     ----------
   4142
----------                                                     ----------


                     AIRTECH INTERNATIONAL GROUP, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF WYOMING


PAR VALUE $0.05                                           CUSIP NO. 00950F 20 5
COMMON STOCK




THIS CERTIFIES THAT       SPECIMEN CERTIFICATE - VOID




is the owner of



   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.05 EACH OF

            AIRTECH INTERNATIONAL GROUP, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


   [ILLEGIBLE]                             DATED:
--------------------------
   CHAIRMAN & CEO                          Countersigned and Registered

                                                 SIGNATURE STOCK TRANSFER, INC.
                                                 (Dallas, Texas) Transfer Agent

  [ILLEGIBLE]
--------------------------                 By
   PRESIDENT

                             [SEAL]
                                                          Authorized Signature

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                          UNIF GIFT MIN ACT: ____________Custodian________________
     TEN ENT - as tenants by the entireties                                        (Cust)                (Minor)
     JT TEN(J/T)- as joint tenants with right of                           under Uniform Gifts to Minors
               survivorship and not as tenants                                Act____________________________________
               in common.                                                                   (State)

                   Additional abbreviations may also be used though not in the above list.


         FOR VALUE RECEIVED _________________________________ HEREBY SELL,
ASSIGN AND TRANSFER UNTO


PLEASE INSERT SOCIAL SECURITY OR SOME OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
           PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

----------------------------------------------------------------------  Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _________________________________

                                            X _________________________________



---------------------------------------       ---------------------------------
         SIGNATURE GUARANTEE                   NOTICE: THE SIGNATURE TO THIS
 (BY BANK, BROKER, CORPORATE OFFICER)          AGREEMENT MUST CORRESPOND WITH
                                               THE NAME AS WRITTEN UPON THE
                                               FACE OF THE CERTIFICATE, IN
                                               EVERY PARTICULAR, WITHOUT
                                               ALTERATION OR ENLARGEMENT,
                                               OR ANY CHANGE WHATEVER.